Exhibit 10.2

                                    AGREEMENT

     THIS AGREEMENT is made and entered into as of the 18th day of April, by and between XYZ ORTHOTICS & PROSTHETICS LLC. , hereafter called HOST, and PEDIATRIC PROSTHETICS INC., a corporation based in the State of Texas, hereafter called CONSULTANT.

     WHEREAS, HOST desires to engage Consultant as an independent contractor to provide clinical fitting and fabrication of pediatric prostheses for patients of HOST and/or patients of CONSULTANT within the THE STATE/S OF X, Y, Z, that are in need thereof, and; WHEREAS, CONSULTANT is willing and able to provide such products and services.

     NOW THEREFORE, for and in consideration of the mutual promises and obligations Contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereto agree as follows:

1.   Consultant  Duties.  Consultant shall serve as a consultant to Host for the
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     purpose  of  providing  and  fitting pediatric prostheses They will provide evaluation casting, measuring, fitting, fabrication and delivery of said prosthesis as well as counseling, instruction and therapy to those persons needing such services within the State of _XYZ_______. They will provide all necessary follow-up at Host's offices with patients within 10 days of notice of the need for such.

2.   Independent  Contractor.  In  the performance of the duties and obligations
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     imposed  under  this  Agreement,  it is mutually understood and agreed that
     Consultant is at all times acting and performing as an independent contractor. It is agreed by the parties hereto that no work, act, commission or omission of Consultant shall be construed to make or render Consultant the agent or servant of Host. Consultant shall pay all applicable payroll and income , taxes, benefits and workers' compensation in connection with the Services rendered.

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     Consultant  hereunder  and  shall  indemnify  and  hold  Host harmless from and against all by such items, liabilities and cost (and attorney's fees and other costs of defending against the same) arising from any claim by Consultant, a governmental agency, or any other person alleging that Consultant is an employee of Host. Consultant shall have no claim hereunder, or otherwise, against Host for vacation pay, holiday pay, sick leave, health insurance, life insurance, pension or other benefits of any kind. Consultant shall be responsible for and maintain it's own malpractice insurance and liability insurance and name Host as an additional insured with respect to such policies. Consultant shall also indemnify and hold Host harmless from and against any and all liabilities and costs (and attorney's fees and other cost of defending against the same) arising out of the services provided by Consultant hereunder which are not caused by the Company's negligence or willful misconduct. Parties hereto acknowledge that consultant serves other providers of the prosthetic devices. Consultant warrants that this Agreement and the duties and responsibilities attendant thereto are not in violation of any agreements made with any other entity with which it is affiliated. Consultant will defend and hold Host harmless from all costs, expenses, damages, attorneys fees or other costs that may be incurred by Host as a result of any suit, arbitration or other proceeding to which Host is made a party due to allegations of this Agreement violates other affiliation agreements to which Consultant is a party.

3. Host will provide Consultant with use of the facilities in each location in which it is doing business for the purpose of Consultant tendering the services contracted for herein. Host will provide all necessary clerical personnel to set up appointments, prepare all documents and medical records and handle all insurance and billing matters required for all patients seen by Consultant.

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4.   Compensation.
     -------------

     (A)  Insurance  Proceeds:  Host  will  collect  all Insurance payments from
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          the  insurance  payer  of  each  patient seen by Consultant within the
          States  of ___________, ___________, and _____________. The Consultant
          will buy the components and materials for any prosthetic devices provided to such patients generated by Consultant, and Consultant will be reimbursed for such components and materials from said insurance payment before any division of Insurance proceeds takes place. Said payment shall be due ten (10) days following the last day of the month in which it was received.

     (B) In the event a given patient is generated by Consultant, then Consultant is due 70% of all remaining proceeds and Host is due 30% of all remaining proceeds. Conversely, if patient is generated by Host then the proceeds percentages will be reversed. (70% to Host and 30% to Consultant.) All insurance proceeds due Consultant, and proceeds for reimbursement for components and materials shall be paid no later than ten, (10) days following the last day of the month in which they were received.

     (C)  Patient  Family  Co-Payments:For  accounting  purposes,  Co-Payments
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          shall  Be  handled  thus:  If patient is generated by Consultant, then
          Consultant will accept co- payments as part of its 70% of proceeds, and Host may deduct its entire 30% from insurance proceeds. (Conversely, if patient is generated by Host, then Host will accept co payments as part of its 70% and Consultant will accept its 30% from insurance proceeds)

5. Consultant agrees to abide by the operational policies of Host and to obey all the regulatory procedures to which Host is subject.

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6.  Term.
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     (A)  The term  of  the  Agreement  shall  commence  on  the  date  first written above, and shall continue until (six months). Agreement shall automatically renew thereafter for successive six, (6), month terms, unless either party provides the other party with written notice of its intent to terminate the consultancy under this Agreement at least thirty(30) days prior to the expiration of the respective six month term.

     (B) This Agreement may be terminated by Host upon written thirty(30) notice by Host to the Consultant upon the occurrence of any of the following events:


          (1) the Consultant is unable to proved the Services by reason of temporary or permanent business dissolution or insolvency; (2) the Consultant breaches or defaults with respect to any other material obligation of the Consultant in this Agreement, which breach or default is not cured with thirty(30) days after receipt by the Consultant of written notice from Host.

     (C) The Agreement may be terminated by the Consultant upon written thirty(30) days notice by the Consultant to Host upon the occurrences of any of the following events: (1) Host breaches or defaults with the respect to any material obligation of Host in this Agreement, which breach or default is not cured with thirty(30) days after receipt by Host of written notice from the Consultant; or (2) Host files for protection under the federal bankruptcy laws or a petition for a receiver is commenced by a third party against Host, and such filing or petition is not dismissed within one hundred twenty(120) days of the date of filing.

     (D) Notwithstanding the cure period provided under Section 4 (B) above, Host may terminate this Agreement immediately upon the gross negligence or willful misconduct of Consultant in the performance of the Services hereunder.

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     (E)  Upon termination  of  this  Agreement  pursuant  to  Section  4(B),
          4(C), or 4(D). Consultant shall be entitled to compensation only for Services provided by Consultant through the date of termination.

7.   Confidential  Information.  In the course of providing the Services to Host
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     or  its  subsidiaries  or  affiliates,  Consultant  and  Host  respectively acknowledge that their employees will receive information concerning the activities, business or affairs of the other, and/or its clients, customers and patients. In consideration of it's consultancy with Host. Consultant and Host agree that, during the course of the Agreement and thereafter, neither will disclose to anyone not employed by Host or Consultant any confidential information concerning these matters. For purposes of this Agreement, confidential information includes, but is not limited to: (1) the name and address of clients, customers, patients or employees of either. (2) information concerning the marketing of services or products by Host or Consultant. (3) manuals And training materials provided by either; and (4) sales, financial, planning or new Business development information or materials of either, and (5) supplies, cost of Prosthesis, equipment, inventory and pricing patients.

8.   Notices.  Whenever  under  the  terms  of  this Agreement written notice is
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     required  or  permitted  to  be given by any party to any other party, such notice shall be deemed to have been sufficiently given by if personally delivered, delivered by overnight courier service such as Federal Express, or deposited in the United States Mail, in a properly stamped envelope, certified or registered mail, return-receipt-requested, addressed to the party to whom it is to be given, at the address hereinafter set forth. Any party hereto may change its respective address by written notice in accordance with this section.

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                    Host:            Orthotic & Prosthetic .
                                     XYZ Street
                                     City, State, zip code



                    Consultant:      Pediatric Prosthetics, Inc.
                                     12926 Willow Chase Dr.
                                     Houston, TX  77070


9.   Entire  Agreement  Amendment:  This  Agreement contains the sole and entire
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     agreement  between  the parties with respect to Consultant's undertaking to provide  consulting  services  to  Host.

10.  Assignment. Consultant shall have no right to assign this Agreement nor any
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     of the rights or obligations inuring to or imposed upon her herein, and any attempted or purported assignment shall be null and void and of no effect. Host may assign this Agreement to any affiliate.

11.  Governing Law.This Agreement shall be governed by the laws of the the State
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     of

    HOST'S STATE/S.
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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective

      as of the date below their signatures.


                                      By:
                                         -------------------------
                                         XYZOrthotic & Prosthetic.
                                            Date
                                                -----------
                                      CONSULTANT:



                                      ------------------------
                                      VP Operations, PEDIATRIC PROSTHETICS, INC.
                                          Date
                                               -----------

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